SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer of
incorporation or organization)                            Identification Number)


             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000


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Item 5. Other Events.

On January 31, 2002, VaxGen, Inc. (the "Company") announced that Carmen M. Betancourt was appointed vice president of Regulatory Affairs and Quality Assurance and Mark R. Busch, Ph.D. was appointed senior director of Quality Assurance.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

On February 7, 2002, the Company announced that James P. Panek was appointed senior vice president of Manufacturing Operations.

The press release is filed herewith as Exhibit 99.2 and incorporated herein by reference.

On February 13, 2002, the Company announced that Marc Gurwith, M.D. was appointed senior vice president, Medical Affairs and chief medical officer.

The press release is filed herewith as Exhibit 99.3 and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

        EXHIBIT    DESCRIPTION

        99.1       Press Release issued January 31, 2002.

        99.2       Press Release issued February 7, 2002.

        99.3       Press Release issued February 13, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VaxGen, Inc.
                                        (Registrant)

Dated: February 27, 2002                By: /s/ Carter A. Lee
                                        ---------------------------
                                        Carter A. Lee
                                        Senior Vice President
                                        Finance & Administration

                                  EXHIBIT INDEX


     EXHIBIT No.    DESCRIPTION
     -----------    -----------

        99.1        Press Release issued January 31, 2002.

        99.2        Press Release issued February 7, 2002.

        99.3        Press Release issued February 13, 2002.